Exhibit 99.4


MBNA MASTER CREDIT CARD TRUST 1992-3

KEY PERFORMANCE FACTORS
November, 1996

Scheduled Maturity                                                 6/15/98

Coupon                                                  5.7250%


Excess Protection Level
   3 Month Average  6.04%
      November, 1996  5.97%
      October, 1996  6.11%
      September, 1996  6.05%

Cash Yield                                              18.36%

Investor Charge Offs                                    3.97%

Base Rate                                               8.42%

Over 35 Day Delinquency                                 4.88%

Seller's Interest                                       23.97%

Total Payment Rate                                      10.02%

Total Principal Balance                                $8,198,022,382.34

Investor Participation Amount                          $500,000,000.00

Seller Participation Amount                            $1,964,689,048.95